UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 30, 2015

Date of Report (Date of earliest event reported)

THE CHUBB CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number: 1-8661

New Jersey	13-2595722
(State of incorporation)	(I.R.S. Employer Identification No.)

15 Mountain View Road, Warren, New Jersey	07059
(Address of principal executive offices)	(Zip Code)

(908) 903-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On September 30, 2015, The Chubb Corporation (“Chubb”) and ACE Limited (“ACE”) received notice from the U.S. Federal Trade Commission that it had granted early termination, effective immediately, of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (HSR Act) for ACE’s pending acquisition of Chubb.

The early termination of the waiting period under the HSR Act satisfies one of the conditions to the closing of the transaction, which remains subject to other customary closing conditions, including receipt of shareholder and other regulatory approvals.

IMPORTANT ADDITIONAL INFORMATION

In connection with the proposed transaction, ACE has filed with the SEC a Registration Statement on Form S-4 that includes a Joint Proxy Statement of ACE and Chubb, and a Prospectus of ACE, as well as other relevant documents concerning the proposed transaction. The definitive joint proxy statement/prospectus has been delivered to the shareholders of ACE and Chubb. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF ACE AND CHUBB ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders can obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about ACE and Chubb, without charge, at the SEC’s website (http://www.sec.gov). Copies of the definitive joint proxy statement/prospectus and the filings with the SEC that are incorporated by reference in the definitive joint proxy statement/prospectus can also be obtained, without charge, by directing a request to ACE Limited, 17 Woodbourne Avenue, Hamilton, HM08, Bermuda, Attention: Investor Relations, 441-299-9283, or to The Chubb Corporation, 15 Mountain View Road, P.O. Box 1615, Warren, New Jersey 07061, Attention: Investor Relations, 908-903-2365.

PARTICIPANTS IN THE SOLICITATION

ACE, Chubb, their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding ACE’s directors and executive officers is available in ACE’s proxy statement for its 2015 Annual General Meeting of Shareholders filed with the SEC on April 8, 2015, and ACE’s Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 27, 2015. Information regarding Chubb’s directors and executive officers is available in Chubb’s proxy statement for its 2015 Annual Meeting of Shareholders filed with the SEC on March 13, 2015, and Chubb’s Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 26, 2015. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the definitive joint proxy statement/prospectus and other relevant materials filed with the SEC. Free copies of this document may be obtained as described in the preceding paragraph.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2015

THE CHUBB CORPORATION

By:	/s/ Maureen A. Brundage
	Name:	Maureen A. Brundage
	Title:	Executive Vice President, General
Counsel and Corporate Secretary

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